Exhibit 99.1

Investor Presentation – November 2017

Forward Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and information that is known to us as of November 7, 2017. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 11-18 of our 2016 Form 10-K filed with the SEC on February 24, 2017, and other subsequent filings by Matson with the SEC. Statements made in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (510) 628-4021; or by accessing them on the web at http://www.matson.com.

Matson Today: Connecting the Pacific

Investment Highlights Leveraging the Matson brand and network into growth opportunities Well maintained fleet with leading on-time vessel arrivals and dedicated reserve vessels Fastest transit and cargo availability creates competitive advantage and premium rates for China service Dedicated Hawaii Neighbor Island barge fleet and Micronesia feeder vessel Dedicated terminals with best in class truck turns Varied and ample equipment fleet across locations to meet customer needs World class operator and premium service provider Leading U.S. carrier in the Pacific providing lifeline to economies of Hawaii, Alaska and Guam, and services to various islands in Micronesia and the South Pacific and Okinawa, Japan Strong market positions in attractive niche markets with multi-decade customer relationships Dual head-haul economics on China service Unique network connecting the Pacific Financial strength to invest in fleet renewal and equipment, pursue strategic opportunities and return capital to shareholders Significant cash flow generation Investment grade credit metrics Strong balance sheet

Matson is the leading carrier into Oahu and Neighbor Islands, providing “just-in-time” supply lifeline 5 weekly USWC departures 11-ship fleet deployment offering most frequent and reliable service Only containership service from Pacific Northwest and only direct containership service from Oakland Matson owns and operates 3 dedicated inter-island barges connecting service to Maui, Kauai and the Big Island Competitor’s current vessel deployment No longer offers Pacific Northwest or Oakland direct service 3 weekly USWC containership departures Market and Service Leader to Hawaii

Hawaii Fleet Renewal Program

- November 2013, ordered two 3600 TEU dual fuel, LNG capable "Aloha Class" containerships from Philly Shipyard
  - Delivery 3Q-18 and 1Q-19
  - Average contract price $209 million per vessel
- August 2016, ordered two 3500 TEU platform, dual fuel, LNG capable "Kanaloa Class" ConRo's from NASSCO
  - Delivery 4Q-19 and 2Q-20
  - Average contract price $255.5 million per vessel
- Expected fleet renewal benefits:
  - Optimal Hawaii fleet size and vessel utilization
  - Completes Hawaii fleet renewal and removes reliance on near-end-of-life steamships
  - Improves fleet reliability
  - Improves weekly capacity balance

Aloha Class


Matson

Kanaloa Class


Matson

MATX LISTED NYSE

Investor Presentation | November 2017 – Slide 6

Matson.

Illustrative Fleet Renewal Benefits
2020 vs. 2017 Comparison

Upon completion of new vessel construction program:

- Expect annual cash operating efficiencies of approximately $40-45 million
  - Operating two fewer vessels (9 ship deployment vs. 11 ships deployed today)
  - Lower repair & maintenance, port costs, auto/rolling stock efficiencies, consumables, etc.
- Expect annual net benefit from depreciation & amortization (including dry-docking amortization) of approximately $5-8 million
- Expect annual incremental interest expense of approximately $20 million



~$25 million
~$15-20 million
~$20 million
~$5-8 million
Two fewer fleet units
Other lower operating costs
Incremental interest expense
Net depreciation & amortization benefit

- Estimated annual pre-tax benefit of approximately $25 - $33 million
- Expect incremental $20 million of interest expense to decline with debt repayment after 2019

MATX LISTED NYSE

Investor Presentation | November 2017 – Slide 7

Matson.

Honolulu Harbor Terminal Recent Announcements State of Hawaii confirmed previously agreed upon KCT plan Matson will have a larger operation at Sand Island of ~130 contiguous acres Pasha operates at capacity at Piers 1, 2 and 51A today No available capacity for which TOTE could operate on an interim basis Pasha has indicated that Piers 1 and 2 won’t be modernized until KCT completed KCT completion expected in 2022/23 Inconsistent timing with TOTE’s ships scheduled to be delivered in 2020/21 Matson believes that adding incremental vessel capacity to a market already well-tonnaged is not economic Honolulu Harbor Map

Recent Industry Announcements

- **August 17, 2017: TOTE Announces Plan to Establish a Hawaii Service[1]**
  - Working with Philly Shipyard for construction of four new vessels - new vessels will enter service in early 2020 and 2021
  - Securing space at Kapālama Container Terminal (KCT) a critical step in making the new service a reality
- **August 17, 2017: Philly Shipyard Announces TOTE as its LOI Partner for Up to Four New Containerships[2]**
- **August 23, 2017: Pasha Announces Construction of Two New Vessels[3]**
  - Contract with Keppel AmFELS with delivery of the first vessel expected in 1Q 2020, and the second vessel in 3Q 2020
- **September 21, 2017: State of Hawaii Announces Modernization Plan Details[4]**
  - Pasha will consolidate its operations from Piers 1, 2 and 51A to KCT
  - KCT construction completion targeted for 2022
  - Matson will expand into Pasha's existing site at Pier 51A on Sand Island for a contiguous terminal of 130 acres
  - TOTE will operate at Piers 1 and 2 and 45 acres of adjacent land
- **September 21, 2017: Pasha Confirms Commitment from Harbors for KCT Lease[5]**
  - KCT project supported by significant outlay by Pasha for infrastructure, including facilities and gantry cranes
  - Anticipates launch of KCT between 2022 and 2023
  - Indicates that currently container terminal at Pier 51 on Sand Island and at Piers 1 and 2 are at capacity; not possible to consolidate customer cargo until the construction of KCT is completed

(1) Source: https://www.saltchuk.com/growth/tote-announces-plans-establish-new-u-s-mainland-hawaii-shipping-service
(2) Source: http://www.phillyshipyard.com/s.cfm/2-38_77/Philly-Shipyard-announces-TOTE-Maritime-as-its-partner-under-the-previously-disclosed-Letter-of-Intent-to-build-up-to-four-new-containerships
(3) Source: https://www.pashagroup.com/news/pasha-hawaii-announces-construction-two-new-containerships-keppel-amfels
(4) Source: http://hidot.hawaii.gov/harbors/governor-ige-announces-milestone-in-harbor-modernization/
(5) Source: https://www.pashagroup.com/news/hawaii-stevedores-inc-confirms-commitment-kapalama-container-terminal

MATX LISTED NYSE

Investor Presentation | November 2017 – Slide 9

Matson.

Utilization of Jones Act ships in round trip dual head-haul revenue model Weekly 5 ship string connecting 2 ports in China to LA / Long Beach Matson’s expedited service results in competitive service advantage and premium rates Matson’s service advantage results from several factors, including industry-leading transit time, efficient cargo off-loading at a dedicated terminal in Long Beach, and superior on-time performance Attracts high value, time sensitive cargo Unique Expedited China Service (CLX)

Guam a critical link in Matson’s network configuration Connections from Oakland and Pacific Northwest to Guam via Honolulu Approximately 75% of Guam cargo is sourced from the U.S. On 8/29/15, the Department of the Navy signed the Record of Decision for relocating U.S. Marine Corps forces to Guam Approximately 5,000 Marines plus 1,300 dependents by 2022 Competitor launched a bi-weekly U.S. flagged service to Guam at beginning of 2016 and added a 2nd vessel in late 2016 to provide weekly service Service 5 to 8 days slower than Matson’s direct service Matson serves Micronesia through connecting carrier agreements with regional carriers Guam & Micronesia Service Midway (USAKA)

Alaska Service

- Similarities with Hawaii market
  - Remote, non-contiguous economy dependent on reliable container service as part of vital supply lifeline
  - A market that values premium service
  - Loyal customer base; ~80% overlap with Matson's Hawaii customers
- Long-term stable revenue profile
  - Northbound volume represents ~75% of total
  - Southbound volume more seasonal, driven by seafood industry
- Kodiak and Dutch Harbor operations are strategic
  - Critical lifeline to these communities
  - Terminal and slot charter services provided for Maersk, APL and NYK
- Matson is the only U.S. carrier with reserve capacity in Alaska

Matson's 3-Ship Deployment


2X Weekly
Anchorage
2X Weekly
Kodiak
1X Weekly
Dutch Harbor
Tacoma

Competitor's 2-Ship Deployment


Anchorage
Kodiak
Dutch Harbor
Tacoma

MATX LISTED NYSE

Investor Presentation | November 2017 – Slide 12

Matson.

Matson’s 35% interest in leading U.S. West Coast terminal operator Terminals remain dedicated to Matson Services Vessel stevedoring, terminal services, container equipment maintenance, chassis pools, on-dock rail Controls cost and improves productivity Economies of scale Convert fixed cost to variable Maintains superior service Key to schedule integrity Exposure to Pacific Rim growth SSAT Joint Venture Terminals SSAT Market Share (1) Long Beach / LA 2 15% Oakland 2 70% Seattle / Tacoma 3 30% (1) Approximate SSAT terminal lifts as a percentage of all terminal lifts by location

Strategic Benefits of Dedicated Terminals Guaranteed berth/cranes Work on arrival Quick turn of vessel Maintain vessel schedule Fast truck turns Customer satisfaction Considered best in class Wheeled operations Immediate cargo availability Quick yard turns Own chassis Late freight receiving Customer satisfaction Expected in domestic trade Source: Management Estimates Industry Range Matson’s average turn time Minutes 0 10 20 30 40 50 60 70 80 90 100 Truck Turn Times 2010 2011 2012 2013 2014 2015 2016

Matson Logistics A National network of integrated services Leverages Matson brand Scalable model with high ROIC Improving results Acquired Span Alaska – the market leader in Less-than-Container Load (“LCL”) freight consolidation and forwarding services to the Alaska market Warehouse operating improvements Focus Organic growth as a national provider of integrated logistics solutions Consider disciplined acquisitions to expand service offering Pursue growth in freight forwarding and NVOCC services in China consolidation Domestic & International Intermodal Highway TL and LTL Warehousing & Distribution China Supply Chain Services LCL Consolidation and Forwarding

Span Alaska Overview LCL freight consolidation and forwarding services to the Alaska market Asset-light logistics business that aggregates LCL freight in Auburn, WA for consolidation and shipment to Alaska Moves freight through a network of terminals in Alaska, enabling the transport of freight to all major population centers Matson’s largest northbound freight customer Has been a Horizon/Matson customer for over 30 years Excellent management team with longstanding strong reputation in the market Acquired Pacific Alaska Freightways, Inc. (“PAF”) in September 2015 which approximately doubled the size of the business Wasilla Anchorage (2) Kenai Kodiak Juneau Alaska Auburn Washington Fairbanks

Span Alaska's Core Services

- LCL freight accounts for ~50% of the Alaska Northbound ocean freight market
- Diversified end market: Wholesale Distribution, Retail & Household Goods, Construction & Building Materials, Food & Beverage, Government, Oil, Vehicles
- LCL FREIGHT
  - 80% of goods transported to the Auburn terminal by customer-owned vehicles
  - Handles general cargo, keep-from-freezing, freeze & chill, and hazardous material handling for LCL shipments
- TRUCK SERVICES
  - Complements core LCL services
  - Drayage services to/from the Port of Tacoma
  - Transportation services between Span Alaska's deconsolidation facilities and customers' final destinations in Alaska
- OTHER LOGISTICS SERVICES
  - Brokered freight consolidation in the Lower 48 states through agent terminal in Chicago

MATX LISTED NYSE

Investor Presentation | November 2017 – Slide 17

Matson.

2017 Outlook (as of November 2, 2017) Ocean Transportation operating income for 2017 expected to be lower than the $142.7 million achieved in 2016 Continue to expect Logistics operating income for full year 2017 to be approximately $20 million Expect depreciation and amortization expense to be approximately $145 million (including approximately $46 million of dry-docking amortization) Now expect 2017 EBITDA to be modestly higher than $290.0 million achieved in 2016 YTD results in China, Alaska, and SSAT more than offset the negative trends from Hawaii and Guam Expect interest expense for full year 2017 to be approximately $24 million Expect effective tax rate for full year 2017 to be approximately 39% Capital expenditures and dry-docking payments: Expect approximately $50 million in maintenance capital expenditures Expect vessel construction expenditures (including capitalized interest) of approximately $250 million Expect approximately $50 million in dry-docking payments

Addendum

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA. NET DEBT RECONCILIATION (In millions) September 30, 2017 Total Debt: $ 839.3 Less: Cash and cash equivalents (24.7) Net Debt $ 814.6 EBITDA RECONCILIATION (In millions) Net Income Three Months Ended September 30, 2017 2016 Change Last Twelve Months $ 34.1 $ 25.3 $ 8.8 $ 85.1 Add: Income tax expense 21.5 15.4 6.1 50.7 Add: Interest expense 6.2 6.0 0.2 25.5 Add: Depreciation and amortization 24.3 24.0 0.3 98.9 Add: Dry-dock amortization 10.1 10.6 (0.5) 46.8 EBITDA(1) $ 96.2 $ 81.3 $ 14.9 $ 307.0 (In millions) 2017 2016 Change None Months Ended September 30, Net Income $ 65.1 $ 61.4 $ 3.7 Add: Income tax expense 40.2 38.6 1.6 Add: Interest expense 18.8 17.4 1.4 Add: Depreciation and amortization 73.7 71.3 2.4 Add: Dry-dock amortization 35.7 27.8 7.9 EBITDA (1) $ 233.5 $ 216.5 $ 17.0 (1) EBITDA is defined as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization (including deferred dry-docking amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.